EXHIBIT 10.176

                     FIRST AMENDMENT TO CREDIT AGREEMENT
                      (Revolving Loans Credit Facility)


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated October 3, 1997, is by and among FALCON DRILLING COMPANY, INC. a Delaware corporation ("Falcon Drilling or Borrower"), BANQUE PARIBAS, a bank organized under the laws of the Republic of France, ARAB BANKING CORPORATION (B.S.C.), banking corporation organized under the laws of Bahrain, and ING (U.S.) CAPITAL CORPORATION, a banking corporation organized under the laws of the Netherlands.

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Banks are parties to the Credit Agreement dated as of November 12, 1996 (as amended, the "Credit Agreement") relating to a $25,000,000 Revolving Loans Credit Facility, pursuant to which, inter alia, the Banks agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Credit Agreement;

     WHEREAS, Borrower desires that the Banks modify and amend certain terms and provisions of the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement as amended by this Amendment.

     2.   Amendment to Section 1.1 of the Credit Agreement.

          (a) Amendment to Definition of Applicable Margin. The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Applicable Margin" means (a) 0.00% per annum with respect to ABR Loans and (b) 1.00% per annum with respect to Eurodollar Loans.

          (b) Amendment to Definition of Change of Control. The definition of "Change of Control" contained in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:
     "provided, however (i) the R&B Merger shall not constitute a Change of Control and (ii) following the R&B Merger a change in the Board of Directors of Falcon Drilling shall in no event constitute a Change of Control."

          (c) Addition of Definition of R&B Merger. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

               "R&B Merger" means the proposed combination of the Borrower with Reading & Bates Corporation, which combination will be effected by merging one subsidiary of R&B Falcon Corporation into Borrower and another subsidiary of R&B Falcon Corporation into Reading & Bates Corporation, following which Borrower and Reading & Bates Corporation will be wholly owned subsidiaries of R&B Falcon Corporation, and the former shareholders of Borrower and Reading & Bates Corporation will own all of the outstanding shares of R&B Falcon Corporation."

          (d) Addition of Definition of R&B Option. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

               "R&B Option" means the option to purchase common stock of the Borrower granted to Reading & Bates Corporation pursuant to that certain FDC Corporation Stock Option Agreement dated July 10, 1997 between Borrower and Reading & Bates Corporation."

          (f)    Addition   of  Definition  of  Unsecured  Revolving   Credit
     Agreement.   Section 1.1 of the Credit Agreement is  hereby  amended  by adding the following definition:

               "Unsecured Revolving Credit Agreement" means that certain Unsecured Revolving Credit Agreement dated as of October 3, 1997 among Borrower and each of the Banks providing for an $80,000,000 unsecured credit facility for Borrower, maturing 364 days after its execution."

          (g)   Addition  of Definition of Unsecured Revolving  Credit  Loans
     Documents.   Section 1.1 of the Credit Agreement is  hereby  amended  by adding the following definition:

               "Unsecured Revolving Credit Loans Documents" means the "Loan Documents" as such term is defined in the Unsecured Revolving Credit Agreement.

     3. Amendment to Section 2.6 of the Credit Agreement. Section 2.6 of the Credit Agreement is amended by adding the phrase "or any amounts are due and owing from Falcon Drilling, Inc. pursuant to the Unsecured Revolving Credit Agreement" to the end of clause (d).

     4. Amendment to Section 2.8 of the Credit Agreement. Section 2.8 of the Credit Agreement is amended by changing the term "$250,000" contained therein to "$1,000,000".

     5. Amendment to Section 8.1 of the Credit Agreement. Paragraphs (c) and (f) of Section 8.1 of the Credit Agreement are amended in their entirety to read as follows:

                          "[DELETED]"


     6.    Amendment  to  Section  9.1(a) of the Credit  Agreement.   Section
9.1(a) of the Credit Agreement is amended in its entirety to read as follows:

          "(a) Debt of the Borrowers and their Subsidiaries to the Banks pursuant to the Loan Documents, Debt of Falcon Drilling to the Acquisitions Loans Banks pursuant to the Acquisitions Loans Documents and Debt of Falcon Drilling to the Banks pursuant to the Unsecured Revolving Credit Loans Documents;"

     7. Amendment to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is amended by inserting the words "Except pursuant to the R&B Merger," at the beginning of the first sentence thereof.

     8. Amendment to Section 9.5 of the Credit Agreement. Section 9.5(m) of the Credit Agreement is amended in its entirety to read as follows:

          "(m) Other Investments in an aggregate amount (as to Borrower and all of its Subsidiaries) not to exceed the following at any time outstanding: (i) $75,000,000 minus (ii) the aggregate amount paid by Borrower and all of its Subsidiaries after November 12, 1996 in redemption of preferred stock or Redeemable Stock."

     9.   Amendment to Section 10.2 of the Credit Agreement.  Section 10.2 of
the   Credit   Agreement  is  amended  by  substituting  "$250,000,000"   for
"$95,000,000" and by substituting "50%" for "75%".

     10. Amendment to Section 11.1 of the Credit Agreement. Section 11.1 of the Credit Agreement is amended by a new clause (r) as follows:

          "(r) If at any time there shall have occurred and be continuing an "Event of Default" as that term is used in the Revolving Loans Credit Agreement or the Unsecured Revolving Credit Agreement."

     11. Amendment to Section 13.23 of the Credit Agreement. Section 13.23 of the Credit Agreement is amended by deleting the phrase "Ms. Riordan" in the fourth line there of and replacing it with the phrase "Mr. Markham."
     12. Change in amount of Commitments. The Credit Agreement is amended by changing the amount of the Commitment of each Bank as set forth on the signature pages of the Credit Agreement so that the Commitment of each Bank is the amount set forth beside its name below:

          BANQUE  PARIBAS                         $9,848,484.84
          ARAB BANKING CORPORATION (B.S.C.)       $7,575,757.58
          ING (U.S.) CAPITAL CORPORATION          $7,575,757.58

     13. Conditions to Effectiveness of this Amendment. The effective of this Amendment is subject to the conditions precedent that (a) this Amendment, the Unsecured Revolving Credit Agreement and the First Amendment to Credit Agreement (Acquisition Loans Credit Facility) of even date herewith between Borrower, Agent and the Banks shall have been executed and delivered by all parties thereto, and (b) the First Amendment to "First Preferred Fleet Ship Mortgage" (as such term is defined in the Acquisition Loans Credit Agreement) of even date herewith between Borrower and Bank One, Texas, N.A., as mortgagee, shall have been executed and delivered by all parties thereto in form and substance satisfactory to the Agent.

     14. Costs. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Agent, the Co-Agent or any Bank in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent, the Co-Agent and the Banks.

     15.  Miscellaneous.

     15.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this Amendment.

     15.2 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     15.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     15.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

     15.5 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:

FALCON DRILLING COMPANY, INC.


By:
     Leighton E. Moss
     Vice President

BANQUE PARIBAS,
Individually and as Agent


By:
Name:
Title:

By:
Name:
Title:

ARAB BANKING CORPORATION (B.S.C.)
Individually and as Co-Agent


By:
     Stephen A. Plauche
     Vice President

ING (U.S.) CAPITAL CORPORATION


By:
     Trond Rokholt
     Managing Director